EXHIBIT A

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) is provided in connection with the confidential Private Placement Memorandum (the “Memorandum”) of Alpha Nutra, Inc. d/b/a China Broadband, a Nevada corporation (the “Company”), relating to the offer for sale of the Company’s Units (the “Unit”), each Unit consisting of 50,000 shares of common stock, par value $.001 per share (the “Common Stock”) and 25,000 Redeemable Common Stock Purchase Warrants (the “Warrants” and, the shares issuable upon exercise thereof, the “Warrant Shares”), on a “best efforts”, 160 Unit (or 8,000,000 shares of Common Stock and 4,000,000 Warrants) maximum or 6,000,000 share minimum basis (or 6,000,000 shares of Common Stock and 3,000,000 Warrants). You should not complete or execute this Agreement without first carefully reviewing the Memorandum and exhibits thereto, including, without limitation, the “Risk Factors” section thereof. It is understood that the securities described below are being offered for sale pursuant to an exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act") and in particular, Regulation D. The terms Unit, Common Stock, Warrant and Warrant Shares are sometimes referred to herein as the “Securities”. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Memorandum.

Once you have completed and executed this Agreement, forward the same along with the signature pages for the Registration Rights Agreement and Escrow Agreement (the Registration Rights Agreement, this Agreement, the Escrow Agreement, each as amended from time to time are sometimes collectively referred to herein as the “Transaction Documents”) appended at the end hereof for your convenience, to the Company at c/o China Broadband, Ltd. 1900 Ninth Street, 3rd Floor, Boulder, Colorado 80302 USA, phone number (303) 449-7733. Your subscription may be rejected for any reason or for no reason. You will not have an opportunity to approve disbursements from escrow and you should not deposit funds into escrow without willing to commit to an investment in the Company. Additionally, after the first closing of the offering there will be no escrow requirement and all funds should be deposited directly with the Company. Any funds forwarded to the Escrow Agent after the first closing will be forwarded directly to the Company for acceptance and use.

All funds submitted prior to the first closing of the offering only, shall be either by check made payable to “Hodgson Russ, LLP, as Escrow Agent” or shall be wired in accordance with the following wire instructions:

Bank: Manufacturers and Traders Trust Company
Buffalo: New York
ABA # : 022000046
Account Name: Hodgson Russ LLP
Client’s Trust Account Number #: 10-314-3
Foreign Wire: M & T Swift Code - MANTUS 33

Wire Reference: - “China Broadband, Ltd.”
Wire Contact: Sandy Pulli Ext. 1378

After the first closing, all funds should be forwarded directly to the Company at the wire instructions provided to you by the Placement Agent or the Company and will be available for immediate use by the Company. Additionally, any funds forwarded to the Escrow Agent after the first closing will be forwarded directly to the Company.

1. Subscription. The undersigned (hereinafter referred to as the "Purchaser") hereby subscribes for the number of Units set forth on the signature pages hereof, at a purchase price of US $25,000 per Unit for a total purchase price of $___________________________ (the “Purchase Price”). Accompanying this Agreement is the Purchaser's check or evidence of wire transfer in accordance with the attached wire instructions (the "Payment"), payable to "Hodgson Russ, LLP, as Escrow Agent" in payment of the purchase price for the Units subscribed for hereby (or, if after the first closing date, then such Payment shall be made payable to the Company). The Purchaser understands that once funds are deposited into Escrow and the completed and executed Transaction Documents are submitted by Purchaser, Purchaser will not have any control over disbursement of funds from escrow, and, once the minimum offering amount or greater is closed upon, the Company and Placement Agent may disburse funds from escrow without consent of Purchaser. The Purchaser further understands that after a closing on the minimum offering amount, all further funds in escrow for accepted subscriptions will be disbursed from time to time at the sole discretion of the Company and will be available for immediate use by the Company.

2.  Representations, Warranties and Covenants of the Purchaser

2.1  The information set forth on the questionnaire (the “Questionnaire”) immediately following this Agreement is true and accurate in all respects the provisions of which are incorporated herein in their entirety and made a part hereof, as though fully set forth herein and the Purchaser is either an Accredited Investor, as such term is defined in Rule 501 of Regulation D of the Securities Act, or is not a U.S. Person, as defined in the Memorandum. If you are not a U.S. Person, the Company will provide you with an alternate questionnaire.

3. Representations and Warranties of each Purchaser. Each Purchaser hereby represents, warrants and covenants with the Company as follows:

3.1 Legal Power. Each Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Units hereunder, and to carry out and perform its obligations under the terms of the Transaction Documents to which it is a party.

3.2 Due Execution. This Agreement and the other Transaction Documents have been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement and such other Transaction Documents will be a valid and binding agreement of such Purchaser.

3.3 Access to Information. Purchaser has thoroughly reviewed this Agreement including, without limitation, Section 3 which discloses certain material information about the Company. Each Purchaser represents that such Purchaser has been given full and complete access to the Company and to all materials relating to the business, finances and operations of the Company and the prospective Business Acquisition and materials relating to the offer and sale of the Units which have been requested by Purchaser or its advisors. Each Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of, and has inquired with, the officers of the Company regarding its business prospects and the Securities, all as such Purchaser or such Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Units or exercise the Warrant. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect purchaser’s right to rely on the Company’s representations and warranties contained herein. The Purchaser understands that an investment in the Units or exercise of the Warrants involves a significant degree of risk. The Purchaser understands that if the Business Acquisition is not consummated, funds will be returned to the Purchaser less such Purchaser’s pro rata share of the offering expenses.

3.4 Restricted Securities.

3.4.1 Each Purchaser has been advised that the Securities have not been registered under the Securities Act or any other applicable securities laws and that Units (and, upon exercise thereof, shares underlying the Warrants) are being offered and sold pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D thereunder, or under Regulation S, and that the Company’s reliance upon Section 4(2) and/or Rule 506 of Regulation D and/or on Regulation S, is predicated in part on such Purchaser representations as contained herein. Each Purchaser acknowledges that the Securities will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act. None of the Securities may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company’s counsel, an applicable exemption from registration is available.

3.4.2 Each Purchaser represents that such Purchaser is acquiring the Securities for such Purchaser’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

3.4.3 Each Purchaser understands and acknowledges that the Common Stock and Warrants when issued and, upon exercise of the Warrants the Warrant Shares, will bear substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

3.4.4 Each Purchaser acknowledges that an investment in the Securities is not liquid and is transferable only under limited conditions. Each Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Each Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Securities.

3.4.5 The representations made by each Purchaser on the Purchaser Signature Page and in this Agreement are true and correct and do not omit any material information.

3.5 Purchaser Sophistication and Ability to Bear Risk of Loss. Each Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Units and can bear the economic risk of investment in such securities without producing a material adverse change in such Purchaser’s financial condition. Each Purchaser, either alone or with such Purchaser’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Units.

3.6 Preexisting Relationship. Each Purchaser has a preexisting personal or business relationship with the Company, one or more of its officers, directors, or controlling persons, or the Placement Agent (as defined herein).

3.7 Purchases by Groups. Each Purchaser represents, warrants and covenants that it is not acquiring the Units as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

4. Miscellaneous

4.1 All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned, at the address set forth herein, and to the Company at the address set forth above.

4.2 This Agreement shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts made and wholly performed in that state.

4.3. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the party to be bound thereby.

4.4 This Agreement is not transferable or assignable by the Purchaser.

4.5 All references in this Agreement to the "Purchaser" shall include all parties (other than the Company) who execute this Agreement. If the Purchaser is a corporation, partnership, trust or two or more individuals purchasing jointly, note the specific instructions for the Certificate of Corporate, Partnership, Trust and Joint Purchases at page 8 hereof. Please date and sign the certificate.

5. Acceptance of Subscription. It is understood that this subscription is not binding upon the Company until the Company accepts it, and that the Company has the right to accept or reject this subscription in whole or in part in its sole and complete discretion. If this subscription is rejected in whole, the Company shall return the Payment to Purchaser, without interest, and the Company and Purchaser shall have no further obligation to each other hereunder. In the event of a partial rejection of this subscription, a pro rated amount of the Payment will be returned to the Purchaser, without interest.

[Signature Pages Follow]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER

(By Counterpart Form - See Purchaser Signature Pages following the Questionnaire)

COMPANY

ALPHA NUTRA, INC. d/b/a China Broadband

(By Execution of Acceptance Page following Certificate of Signatory)

QUESTIONNAIRE

The undersigned Purchaser has read the Subscription Agreement dated as of ______ __, 2006 and acknowledges that the completion of this Questionnaire and the execution of the Purchaser Signature Page that follows shall constitute the undersigned’s execution of such Agreement. This Questionnaire is and shall remain part of the Agreement. All capitalized terms used herein shall be as defined in such Agreement.

I hereby subscribe for _____________________ Units of Alpha Nutra, Inc., d/b/a China Broadband Inc. at a price of $25,000 per Unit, for a total purchase price of $_________________. The Units consist of 50,000 shares of Common Stock and 25,000 redeemable Warrants.

I am a resident of the State of __________________.

Please print above the exact name(s) in which the Shares are to be held

My address is:

[continued]

I agree to keep information relating to the Company strictly confidential and not to discuss or exploit or distribute any of the information herein except to my professional advisors or as necessary to comply with law.

I acknowledge that the offering of the Shares is subject to the Federal securities laws of the United States and state securities laws of those states in which the Shares are offered, and that, pursuant to the U.S. Federal securities laws and state securities laws, the Shares may be purchased by persons who come within the definition of an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (“Regulation D”).

By initialing one of the categories below, I represent and warrant that I come within the category so initialed and have truthfully set forth the factual basis or reason I come within that category. All information in response to this paragraph will be kept strictly confidential. I agree to furnish any additional information that the Company deems necessary in order to verify the answers set forth below.

NOTE: You must either initial that at least ONE category.

Individual Purchaser:
(A Purchaser who is an individual may initial either Category I, II, or III)

Category I	______	I am a director or executive officer of the Company.

Category II	______	I am an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with my spouse, presently exceeds $1,000,000.

Explanation. In calculation of net worth, you may include equity in personal property and real estate, including your principal residence, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category III	______	I am an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 2004 and 2005, or joint income with my spouse in excess of $300,000 in 2004 and 2005, and I have a reasonable expectation of reaching the same income level in 2006.

Entity Purchasers:

(A Purchaser which is a corporation, limited liability company, partnership, trust, or other entity may initial either Category IV, V, VI, VII or VIII)

Category IV	______	The Purchaser is an entity in which all of the equity owners are “Accredited Investors” as defined in Rule 501(a) of Regulation D. If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

_____________________________________________________

_____________________________________________________

(describe entity)   _____________________________________________________

Category V	______	The Purchaser is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units offered, whose purchase is directed by a “Sophisticated Person” as described in Rule 506(b)(2)(ii) of Regulation D.

Category VI	______	The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

_____________________________________________________

_____________________________________________________

               _____________________________________________________
           (describe entity)

Category VII	______	The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____________________________________________________

_____________________________________________________

               _____________________________________________________
              (describe entity)

Executed this _____ day of _________, 2006 at ____________________, ________________.

PURCHASER SIGNATURE PAGE
(For Individual Purchasers)

This Subscription Agreement (including the Questionnaire) is hereby executed and entered into by the below Purchaser.

Signature (Individual)

Name (Print)

Street address

City, State and Zip Code

Tax Identification or Social Security Number

( )
Telephone Number

( )
Facsimile Number

Address to Which Correspondence Should Be Directed (if different from above)

c/o Name

Street Address

City, State and Zip Code

( )
Telephone Number

( )
Facsimile Number

PURCHASER SIGNATURE PAGE
(for Corporation, Partnership, Trust or Other Entities)

This Subscription Agreement (including the Questionnaire) is hereby executed and entered into by the below Purchaser:

Name of Entity

Type of Entity (i.e., corporation, partnership, etc.)

Tax Identification or Social Security Number

State of Formation of Entity

Name of Signatory Typed or Printed

Its:
Title

Address to Which Correspondence Should Be Directed (if different from above)

c/o Name

Street Address

City, State and Zip Code

( )
Telephone Number

( )
Facsimile Number

*If Shares are being subscribed for by an entity, the Certificate of Signatory that follows must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Shares are being subscribed for by an entity.

I,__________________________________, am the ___________________________ of ________________________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement relating to the sale of Common Stock of China Broadband Inc., and to purchase and hold the Shares. The Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this ______ day of _________, 2006.

Signature

ACCEPTANCE PAGE TO NOTE PURCHASE AGREEMENT OF
ALPHA NUTRA, INC. d/b/a China Broadband

The Foregoing subscriptions for shares of Common Stock, at a purchase price of $.50 per share, in accordance with the foregoing Subscription Agreement, as amended is hereby AGREED AND ACCEPTED:

Number of Shares for Which Subscription is Accepted: _______________________

Dollar Amount of Investment Accepted:  $______________________

ALPHA NUTRA, INC.
d/b/a China Broadband

By:
Name:
Title:

Date: _____________________, 2007